DIREXION SHARES ETF TRUST
DIREXION DAILY BRK/B BEAR 1X SHARES
DIREXION DAILY BRK/B BULL 2X SHARES
DIREXION DAILY PLTR BEAR 1X SHARES
DIREXION DAILY PLTR BULL 2X SHARES
(each, a “Fund” and collectively, the “Funds”)

Supplement dated November 12, 2024
to the Prospectuses and the
Statements of Additional Information (“SAI”),
each dated September 25, 2024

Effective immediately, the trading symbol for each Fund listed below will be as follows:
Fund	Ticker Symbol
Direxion Daily BRK/B Bear 1X Shares	BRKD
Direxion Daily BRK/B Bull 2X Shares	BRKU
Direxion Daily PLTR Bear 1X Shares	PLTD
Direxion Daily PLTR Bull 2X Shares	PLTU
Additionally, effective immediately, the names for the Funds listed below will be changed as follows:
Previous Name	New Name
Direxion Daily BRK/B Bear 1X Shares	Direxion Daily BRKB Bear 1X Shares
Direxion Daily BRK/B Bull 2X Shares	Direxion Daily BRKB Bull 2X Shares
For more information, please contact the Funds at (866) 476-7523.

Please retain this Supplement with your Prospectus and SAI.